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                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT D
                                SELECT RESERVE(SM)
                COMBINATION FIXED AND VARIABLE DEFERRED ANNUITY
                                   CONTRACTS
                       SUPPLEMENT DATED DECEMBER 28, 1998
                                       TO
                          PROSPECTUS DATED MAY 1, 1998
                        AS SUPPLEMENTED AUGUST 28, 1998


Effective December 28, 1998, American General Life Insurance Company ("AGL") is amending the charges to Separate Account D described on page 28 of the prospectus, and the distribution of the Select Reserve Contracts described on page 36 of the prospectus. The purpose for amending the prospectus is to describe reduced charges to the Separate Account and to delete the arrangement with Independent Advantage Financial and Insurance Services, Inc. ("IAF"), since IAF is no longer an affiliate of AGL and this arrangement is no longer in place.

                            CHANGES WITH RESPECT TO
                         CHARGES TO SEPARATE ACCOUNT D

     ON PAGE 28 OF THE PROSPECTUS, THE ENTIRE SECTION UNDER "CHARGE TO SEPARATE ACCOUNT D" IS DELETED IN ITS ENTIRETY AND REPLACED WITH THE FOLLOWING:

CHARGE TO THE SEPARATE ACCOUNT

We assess Separate Account assets a daily charge at an annualized rate of 0.40% (which we may change, but which will never exceed 0.66%) of the average daily net asset value of the Separate Account attributable to the Contracts. This charge (1) offsets administrative expenses and (2) compensates us for assuming mortality and expense risks under the Contracts. The 0.40% charge divides into
 .04% for administrative expenses and 0.36% for the assumption of mortality and expense risks.

We do not expect to earn a profit on that portion of the charge that is for administrative expenses. However, we do expect to derive a profit from the portion that is for the assumption of mortality and expense risks. There is no necessary relationship between the amount of administrative charges deducted for a given Contract and the amount of expenses actually attributable to that Contract.

In assuming the mortality risk, we incur the risks that

          .our actuarial estimate of mortality rates may prove erroneous,

          .Annuitants will live longer than expected, and
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          .more Owners or Annuitants than expected will die at a time when the death benefit we guarantee is higher than the net surrender value of their interests in the Contracts.

In assuming the expense risk, we incur the risk that the revenues from the expense charges under the Contracts (charges that we guarantee will not increase) will not cover our expense of administering the Contracts.

                            CHANGES WITH RESPECT TO
                           DISTRIBUTION ARRANGEMENTS

     ON PAGE 36 OF THE PROSPECTUS, THE ENTIRE SECTION UNDER "DISTRIBUTION ARRANGEMENTS" IS DELETED IN ITS ENTIRETY AND REPLACED WITH THE FOLLOWING:

                           DISTRIBUTION ARRANGEMENTS

Individuals who sell the Contracts will be licensed by state insurance authorities as agents of AGL. The individuals will also be registered representatives of (1) American General Securities Incorporated ("AGSI"), the principal underwriter of the Contracts or (2) other broker-dealer firms. However, some individuals may be representatives of firms that are exempt from broker-dealer regulation. AGSI and any non-exempt broker-dealer firms are registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as broker-dealers and are members of the National Association of Securities Dealers, Inc.

AGSI is a wholly-owned subsidiary of AGL. AGSI's principal business address is 2727 Allen Parkway, Houston, Texas 77019-2191. AGL offers the Contracts on a continuous basis.

AGL does not pay any compensation for distribution of the Contracts.

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